UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2009

                                  Aspeon, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



       000-21477                                              52-1945748
---------------------------                                 ---------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

           2460 West 26th Avenue, Suite 380-C, Denver, Colorado 80211
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (303) 380 9784

                                       N/A
                                     -------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   7
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................2

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................3

SECTION 6. ASSET BACKED SECURITIES.............................................4

SECTION 7. REGULATION FD ......................................................4

SECTION 8. OTHER EVENTS........................................................5

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................5

SIGNATURES.....................................................................5

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.

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ITEM 2.04  TRIGGERING  EVENTS THAT  ACCELERATE  OR  INCREASE A DIRECT  FINANCIAL
OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 15, 2009, Kristi J Kampmann was appointed as a Director of Aspeon, Inc.

KRISTI J. KAMPMANN, age 36

Ms. Kampmann served as the Chief Financial Officer of Vyta Corp from October 1999 through February 2007. Ms. Kampmann was the Secretary of Vyta Corp from February 1998 through February 2007. She served as the Chief Financial Officer of Intercell International Corporation (nka China Crescent Enterprises, Inc.) from October 2003 through August 2006 and as its Secretary from July 1999 through August 2006, assisting in its filing of and withdrawal from Chapter 11 proceedings. During the period of June 1997 through February 2007, she also worked in the capacity the administrative assistant to the Chief Executive Officer and Chief Financial Officers for both Vyta Corp and Intercell International Corporation. From April 1996 to June 1997, she served as a paralegal and administrative assistant for Paul H. Metzinger, P.C. Since March 2007 to date, she has worked in the capacity of a Financial Reporting Consultant/Paralegal with Micheal A. Littman, Attorney at Law.

Ms. Kampmann received an MBA from the University of Colorado, Denver in December 2001. Ms. Kampmann graduated from the Denver Paralegal Institute in 1996 and received a B.A. from the University of Minnesota in Morris in 1995, majoring in Political Science with a minor in Business Management.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.


                       SECTION 6 - ASSET-BACKED SECURITIES

ITEM 6.01  ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL

Not Applicable.

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ITEM 6.02 CHANGE OF SERVICER OR TRUSTEE

Not Applicable.

ITEM 6.03 CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT

Not Applicable.

ITEM 6.04 FAILURE TO MAKE A REQUIRED DISTRIBUTION

Not Applicable.

ITEM 6.05 SECURITIES ACT UPDATING DISCLOSURE

Not Applicable.


                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

Not Applicable.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Exhibits - Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ASPEON, INC.
                          ----------------------------
                                  (Registrant)

                               Dated: May 26, 2009



                           /s/ David J. Cutler
                           ---------------------------
                           David J. Cutler, President

















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